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                                                                   EXHIBIT 10.91

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: 3051683

BENEFICIARY                             APPLICANT

COMERICA BANK CALIFORNIA                MTI TECHNOLOGY CORPORATION
INTERNATIONAL DIVISION                  4905 E.LA PALMA AVE.
9920 SOUTH LA CIENEGA BLVD 11TH FLR     ANAHEIM, CA 92807
INGLEWOOD, CA 90301-4423

THE NOTICE OF NON-RENEWAL DATED APRIL 19, 2004 IS HEREBY RESCINDED.

THE AUTOMATIC EXTENSION TERMS ARE HEREBY REINSTATED.

ALL TERMS AND CONDITIONS REMAIN UNCHANGED.

IF YOU HAVE ANY INQUIRIES REGARDING THIS NOTICE, PLEASE CALL 213-345-6620 AND QUOTE OUR REFERENCE NUMBER LISTED ABOVE.

SINCERELY,

BANK OF AMERICA N.A.

   /s/  Marisa G. Diwa                                 /s/ Carol Gandia
---------------------------                      ----------------------------
AUTHORIZED SIGNATURE                             AUTHORIZED SIGNATURE
      MARISA G. DIWA                                     CAROL GANDIA

CC: BRIAN CALL
    NV1-119-02-01

                               EXTENDED TO 6/30/05

                                     ORIGINAL